March 22, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K ETCF Asset Funding Corporation,
 formerly DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION,
        Registration No. 333-56303

On behalf of ETCF ASSET FUNDING CORPORATION, a NEVADA CORPORATION
("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION'S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e-mail address:
Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

March 15, 2005
(Date of earliest event reported)

ETCF ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 8.01.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 9.01. (c). Exhibits.

Exhibit
Number      Document Description
-------     --------------------
EX-1        Distribution Financial Services RV Trust 1999-1
            March 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            March 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            March 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4        Distribution Financial Services RV/Marine Trust 2001-1
            March 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION
(Registrant)

Date:          March 22, 2005



Name:          /s/  Matt Pechulis
Title:         Vice President & Assistant Secretary

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
Accounting Date:            10-Mar-05
Determination Date:         11-Mar-05
Monthly Payment Date:       14-Mar-05
Collection Period Ending:   28-Feb-05

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  4,104,363.43
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       98,671.47
    Current Monthly Interest Shortfall/Excess                                                                            -5,787.10
    Recoup of Collection Expenses                                                                                       -17,419.46
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

   TOTAL AVAILABLE FUNDS                                                                                              4,179,828.34

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        878,275.14
    Amount of Interest Payments Received During the Collection Period for Receivables                                   884,062.24
    Amount of Current Month Simple Interest Excess/Shortfall                                                             -5,787.10

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                   7,500,025.52
    Beginning Reserve Account Balance                                                                                 7,233,433.26
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   7,664.77
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts have been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,233,433.26
    Total Ending Reserve Balance                                                                                      7,241,098.03

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                          884,062.24
    Scheduled Principal Payments Received                                                                             1,230,916.83
    Principal Prepayments Received                                                                                    1,989,384.36
    Total Interest and Principal Payments Received                                                                    4,104,363.43

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     105,591.04
      minus Reasonable Expenses                                                                                           6,919.57
    Net Liquidation Proceeds                                                                                             98,671.47
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        98,671.47

c)	Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

   TOTAL COLLECTED FUNDS                                                                                              4,203,034.90

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                             132,148,920.07
    multiplied by Servicer Fee Rate                                                                                          0.50%
    divided by Months per Year                                                                                                  12
   SERVICING FEE AMOUNT                                                                                                  55,062.05

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
------------
    Initial Pool Balance                                                                                          1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                    132,148,920.07
    Pool Balance as of the Current Accounting Date                                                                  128,664,614.93
    Age of Pool in Months                                                                                                       72

a.2)Aggregate Note Balance
   -----------------------
    Aggregate Note Balance as of Preceding Accounting Date                                                          130,827,430.87
    Aggregate Note Balance as of Current Accounting Date                                                            127,377,968.78

b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
-------------------------------------------------------------------------------
         Current Month           Number of Loans             Principal Balance            Percentage
        ---------------         ----------------             -----------------            ----------
    30-59 Days Delinquent               42                        818,765.14                0.636%
    60-89 Days Delinquent               13                        321,877.21                0.250%
    90-119 Days Delinquent              13                        536,369.98                0.417%
    120+ Days Delinquent                 0                              0.00                0.000%
    Defaults for Current Period         12                        264,003.95                0.205%
    Cumulative Defaults              1,299                     51,410,051.60                5.141%
    Cumulative Recoveries                                      21,541,606.93                2.154%

   Current Period Realized Losses
   ------------------------------
    Current Month Realized Losses                                                                                       264,003.95
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.026%
    Preceding Realized Losses                                                                                           283,820.27
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.028%
    Second Preceding Realized Losses                                                                                    530,255.89
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.053%
    Cumulative Realized Losses                                                                                       29,868,444.67
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.987%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
   Total Pool Factor                                                                                                    0.12866418
   Note Pool Factor                                                                                                     0.12737797

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                   47,692.86
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                        0.00

b) Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
    Class A-1                                                                   0.00
    Class A-2                                                                   0.00
    Class A-3                                                                   0.00
    Class A-4                                                                   0.00
    Class A-5                                                             106,770.62
    Class A-6                                                             322,902.77
    Class B                                                               132,500.00
    Class C                                                               120,500.00

   Noteholders' Monthly Principal Distributable Amount
   --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount                          Balance
                                                            ----------         ------------------------                ---------
    Class A-1                                                       0.00                     0.00                             0.00
    Class A-2                                                       0.00                     0.00                             0.00
    Class A-3                                                       0.00                     0.00                             0.00
    Class A-4                                                       0.00                     0.00                             0.00
    Class A-5                                              21,461,430.87             3,449,462.09                    18,011,968.78
    Class A-6                                              64,366,000.00                     0.00                    64,366,000.00
    Class B                                                25,000,000.00                     0.00                    25,000,000.00
    Class C                                                20,000,000.00                     0.00                    20,000,000.00
c) Recaptured Principal from Overcollateralization                                                                       34,843.05
   Excess Spread Received                                                                                               -34,843.05

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                             8.89%
   Weighted Average Remaining Maturity (WAM)                                                                                   104

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Withdrawal)                 4,179,828.34
Plus:     Trustee Fee                                                                                                     1,041.67
Less:	   Reserve Withdrawal                                                                                                  0.00
TOTAL WIRE TO CHASE                                                                                                   4,180,870.01

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal-Reserve Withdrawal)         0.00

EX-2
DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
Accounting Date:            10-Mar-05
Determination Date:         11-Mar-05
Monthly Payment Date:       14-Mar-05
Collection Period Ending:   28-Feb-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  2,098,080.30
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      127,912.48
    Current Monthly Interest Shortfall/Excess                                                                               409.65
    Recoup of Collection Expenses                                                                                       -20,695.33
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from
       Reserve Account                                                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             2,205,707.10

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        503,990.00
    Amount of Interest Payments Received During the Collection Period for Receivables                                   503,580.35
    Amount of Current Month Simple Interest Excess/Shortfall                                                                409.65

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
    Beginning Reserve Account Balance                                                                                10,530,460.83
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             51,278.62
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   7,377.06
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
       and over-collateralization amounts have been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            10,530,460.83
    Total Ending Reserve Balance                                                                                     10,589,116.51

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ----------------------------------------
    Interest Payments Received                                                                                          503,580.35
    Scheduled Principal Payments Received                                                                               576,723.95
    Principal Prepayments Received                                                                                    1,017,776.00
    Total Interest and Principal Payments Received                                                                    2,098,080.30

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     129,007.48
       minus Reasonable Expenses                                                                                          1,095.00
    Net Liquidation Proceeds                                                                                            127,912.48
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       127,912.48

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             2,225,992.78

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            79,585,560.01
       multiplied by Servicer Fee Rate                                                                                       0.50%
       divided by Months per Year                                                                                               12
     SERVICING FEE AMOUNT                                                                                                33,160,65

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                         1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  ------------
     Initial Pool Balance                                                                                           550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    79,585,560.01
     Pool Balance as of the Current Accounting Date                                                                  77,958,345.32
     Age of Pool in Months                                                                                                      70

a.2) Aggregate Note Balance
     ------------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          77,993,848.81
     Aggregate Note Balance as of Current Accounting Date                                                            76,399,178.41

b)	 Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 -----------------------------------------------------------------------------
               Current Month            Number of Loans             Principal Balance            Percentage
               -------------            ---------------             -----------------            ----------
          30-59 Days Delinquent                25                        507,424.36                 0.651%
          60-89 Days Delinquent                10                        303,611.65                 0.389%
          90-119 Days Delinquent                6                        215,763.52                 0.277%
          120+ Days Delinquent                  0                              0.00                 0.000%
          Defaults for Current Period           2                         32,714.74                 0.042%
          Cumulative Defaults                 459                     22,031,773.17                 4.006%
          Cumulative Recoveries                                       11,926,173.20                 2.168%

    Current Period Realized Losses
    -------------------------------
    Current Month Realized Losses                                                                                        32,714.74
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.006%
    Preceding Realized Losses                                                                                           515,415.95
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.094%
    Second Preceding Realized Losses                                                                                    270,521.18
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.049%
    Cumulative Realized Losses                                                                                       10,105,599.97
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.837%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                 0.14174242
      Note Pool Factor                                                                                                  0.13890757

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               101,943.24
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                     0.00

b)    Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
              Class A-1                                                                                                       0.00
              Class A-2                                                                                                       0.00
              Class A-3                                                                                                       0.00
              Class A-4                                                                                                       0.00
              Class A-5                                                                                                 127,723.17
              Class B                                                                                                   190,575.00
              Class C                                                                                                   139,516.67
      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                              Beginning      Principal Distributable     Ending
                                                                               Balance             Amount                Balance
                                                                             -----------    ------------------------   ---------
              Class A-1                                                             0.00                   0.00               0.00
              Class A-2                                                             0.00                   0.00               0.00
              Class A-3                                                             0.00                   0.00               0.00
              Class A-4                                                             0.00                   0.00               0.00
              Class A-5                                                    22,993,848.81           1,594,670.40      21,399,178.41
              Class B                                                      33,000,000.00                   0.00      33,000,000.00
              Class C                                                      22,000,000.00                   0.00      22,000,000.00
c)    Recaptured Principal from Overcollateralization                                                                    32,544.29
      Excess Spread Received                                                                                             18,734.33

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.28%
      Weighted Average Remaining Maturity (WAM)                                                                                125


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               2,205,707.10
Plus:     Trustee Fee                                                                                                     1,041.67
Less:     Reserve Overfunded Withdrawal	                                                                                    0.00
TOTAL WIRE TO CHASE                                                                                                   2,206,748.77

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                            0.00

EX-3
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:            10-Mar-05
Determination Date:         11-Mar-05
Monthly Payment Date:       14-Mar-05
Collection Period Ending:   28-Feb-05

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  2,045,347.95
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       32,370.04
    Current Monthly Interest Shortfall/Excess                                                                            -4,135.59
    Recoup of Collection Expenses                                                                                       -10,015.56
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             2,063,566.84

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        476,347.45
    Amount of Interest Payments Received During the Collection Period for Receivables                                   480,483.04
    Amount of Current Month Simple Interest Excess/Shortfall                                                             -4,135.59

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,808,982.68
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             14,688.76
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     -14,688.76
    Reserve Account Investment Earnings                                                                                   2,983.01
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts have been met)                                                                 -2,983.01
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,808,982.68
    Total Ending Reserve Balance                                                                                      2,808,982.68

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          480,483.04
    Scheduled Principal Payments Received                                                                               538,810.13
    Principal Prepayments Received                                                                                    1,026,054.78
    Total Interest and Principal Payments Received                                                                    2,045,347.95

b)	Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      36,426.76
       minus Reasonable Expenses                                                                                          4,056.72
    Net Liquidation Proceeds                                                                                             32,370.04
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        32,370.04

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             2,077,717.99

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            71,121,640.72
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                29,634.02

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    71,121,640.72
     Pool Balance as of the Current Accounting Date                                                                  69,498,607.69
     Age of Pool in Months                                                                                                      68

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          70,410,424.31
     Aggregate Note Balance as of Current Accounting Date                                                            68,803,621.61

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
            -------------               ---------------             -----------------            ----------
         30-59 Days Delinquent                 31                        668,435.60                 0.962%
         60-89 Days Delinquent                 10                        141,992.45                 0.204%
         90-119 Days Delinquent                 4                         83,862.48                 0.121%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period            5                         58,168.12                 0.084%
         Cumulative Defaults                  494                     17,727,276.53                 4.733%
         Cumulative Recoveries                                         8,142,572.20                 2.174%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                       58,168.12
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                    0.016%
     Preceding Realized Losses                                                                                           73,344.60
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                  0.020%
     Second Preceding Realized Losses                                                                                    99,661.01
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                           0.027%
     Cumulative Realized Losses                                                                                       9,584,704.33
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.559%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                0.18556168
       Note Pool Factor                                                                                                 0.18370607

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               29,634.02
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                      0.00
               Class A-6                                                                                                307,056.83
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                       Beginning          Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------         -----------------------       ---------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                                     0.00                        0.00                 0.00
               Class A-6                                            53,556,424.31                1,606,802.70        51,949,621.61
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       16,230.33
   Excess Spread Received                                                                                                -1,541.57

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.92%
      Weighted Average Remaining Maturity (WAM)                                                                                114


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               2,048,878.08
Plus:     Trustee Fee                                                                                                       708.33
Less:     Reserve Overfunded Withdrawal	                                                                                    0.00
TOTAL WIRE TO CHASE                                                                                                   2,049,586.41

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                       14,688.76

EX-4
DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:            10-Mar-05
Determination Date:         11-Mar-05
Monthly Payment Date:       14-Mar-05
Collection Period Ending:   28-Feb-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  4,987,909.89
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      466,386.34
    Current Monthly Interest Shortfall/Excess                                                                           -27,652.52
    Recoup of Collection Expenses                                                                                       -16,499.26
    Amount of Withdrawal, if any, from Reserve Account                                                                <430,466.50>
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             5,840,610.95

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        994,564.07
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,022,216.59
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -27,652.52

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 2,994,883.66
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     430,466.50
    Reserve Account Investment Earnings                                                                                   5,755.87
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,994,883.66
    Total Ending Reserve Balance                                                                                      2,570,173.03

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                        1,022,216.59
    Scheduled Principal Payments Received                                                                             1,047,311.37
    Principal Prepayments Received                                                                                    2,918,381.93
    Total Interest and Principal Payments Received                                                                    4,987,909.89

b)	Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    526,134.54
       minus  Reasonable Expenses                                                                                       59,748.20
    Net Liquidation Proceeds                                                                                           466,386.34
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                      466,386.34

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                            5,454,296.23

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           148,966,343.34
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                                93,103.96

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  148,966,343.34
     Pool Balance as of the Current Accounting Date                                                                143,998,551.57
     Age of Pool in Months                                                                                                     40

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        148,966,343.34
     Aggregate Note Balance as of Current Accounting Date                                                          143,998,551.57

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  45                     1,016,507.56                0.706%
         60-89 Days Delinquent                  24                       812,571.18                0.564%
         90-119 Days Delinquent                 13                       599,116.34                0.416%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period            17                     1,002,098.47                0.696%
         Cumulative Defaults                   554                    21,942,947.27                4.144%
         Cumulative Recoveries                                         9,037,468.96                1.707%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                   1,002,098.47
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                   0.189%
     Preceding Realized Losses                                                                                         669,775.20
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                 0.126%
     Second Preceding Realized Losses                                                                                  511,835.48
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                          0.097%
     Cumulative Realized Losses                                                                                     12,905,478.31
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.437%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.27196877
      Note Pool Factor                                                                                                 0.27196877

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               93,103.96
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                     0.00
               Class A-2                                                                                                     0.00
               Class A-3                                                                                                     0.00
               Class A-4                                                                                               161,908.47
               Class A-5                                                                                               373,205.42
               Class B                                                                                                 106,255.75
               Class C                                                                                                  52,993.50
               Class D                                                                                                  85,352.08

      Noteholders' Monthly Principal Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00              0.00
               Class A-2                                                                0.00               0.00              0.00
               Class A-3                                                                0.00               0.00              0.00
               Class A-4                                                       34,266,343.34       4,967,791.77     29,298,551.57
               Class A-5                                                       72,350,000.00               0.00     72,350,000.00
               Class B                                                         19,830,000.00               0.00     19,830,000.00
               Class C                                                          9,270,000.00               0.00      9,270,000.00
               Class D                                                         13,250,000.00               0.00     13,250,000.00

c)    Excess Spread Received                                                                                                0.00

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         9.23%
      Weighted Average Remaining Maturity (WAM)                                                                            135.17


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Deposit)                   5,840,610.95
Less: Reserve Withdrawal                                                                                              -430,466.50

TOTAL WIRE TO HSBC                                                                                                   5,410,144.45

Amount Due To Servicer (Excess Spread-Reserve Deposit+Reserve Overfunded Withdrawal)                                         0.00